UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21872

MUTUAL FUND SERIES TRUST

(Exact name of registrant as specified in charter)

630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA	19090-1904
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

(Name and address of agent for service)

Registrant's telephone number, including area code: 855.226.3863

Date of fiscal year end:  09/30/2011

Date of reporting period: 09/30/2011

ITEM 1.

REPORTS TO SHAREHOLDERS

The Annual report to Shareholders for the period ended September 30, 2011 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

ANNUAL REPORT

Camelot Premium Return Fund

September 30, 2011

Mutual Fund Series Trust

(formerly known as Catalyst Funds)

c/o Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090

Dear Shareholders,

Greetings!  Welcome to the Camelot Premium Return Fund.  We are excited to close out our first fiscal year and provide this report to you.  As our Fund opened on December 27, 2010, this report essentially covers the first nine months of the Fund’s operations.

Before we get into the details of the Fund, let’s review the objectives of the Fund and what has been accomplished.  Below are the objectives we have outlined for the Fund:

1.

 High rate of gains

2.

Total return

3.

Lower volatility than common stocks as measured by S&P 500

Objective 1, High Rate of Gains

We believe strongly in maintaining a sharp focus on cash flow. Markets can become irrational at times and the short-term stock market fluctuation is often simply a reflection of this human emotion. Cash flow or income, however, is typically a better reflection of management.  It is not subject to human emotion but rather the ability of management (Fund or company level) to achieve the desired results.

The Camelot Premium Return Fund has delivered a $0.13 quarterly dividend payout (primarily short-term capital gains) the last 2 quarters and we remain confident in our ability to continue generating this income and meeting our primary objective.

For many of our clients relying on us to send them a quarterly paycheck (dividend), you should remain confident in our ability to attempt to deliver a consistent cash flow. We appreciate your trust and confidence and will do everything prudent and possible to maintain this objective.

Objective 2, Total Return

Some of you are not taking income, but rather rely on that income stream to build value over time. This is a good strategy for total return and we expect that the consistent re-investment of the income over the past year will payoff in the long term.

Since total return objectives are longer term in nature, I cannot truly articulate success or failure with regards to this objective. While at times we have seen large outperformance, we have also seen large underperformance, which is expected with less than a 1 year track record. Depending on the timing of your purchase, you may feel we have delivered or under delivered with regards to this objective. As we have utilized this strategy for private clients for over 10 years, we are confident time will prove the power of this strategy to generate total return.

It is important to note that a major headwind for total return for most funds is investment liquidation from fund redemptions. We remain blessed to have a building client base that is income and long term focused. Having this consistent in-flow and lack of redemptions allows us to operate and manage appropriately without pressure for short term results.

Objective 3, Lower volatility than common stocks

We certainly experienced higher volatility than we would desire. This increased volatility is both a blessing and a curse for shareholders. No one wants to see the account value fluctuate greatly. However, higher volatility allows us to have tremendous opportunity in the options market. Higher volatility leads to larger premiums which gives us opportunity to capture more income and hopefully long term gains. While in the short run this can be painful, when compared to the real risk of losing money to increases in cost of living, accepting some short term pain for long term income can provide a reasonable risk/reward trade-off for your portfolio.

Our volatility since inception still remains below the S&P 500 as measured by standard deviation. While this technically accomplished our objective, the reality is that you still feel the pain of downside. You can rest assured that we continue in our pursuit of favorable returns while reducing risk. Since our first objective is consistent income, we at times will have to sacrifice this objective in order to maintain the desired income stream. With treasuries yielding record lows we continue to believe accepting the volatility in the options and stock market for a higher income reward is favorable long term.

Conclusion

We are pleased that the Fund’s primary objectives remain on target.  Our portfolio companies remain solid and cash flow is high. The Camelot team (Darren, Steve & Sarah) will continue to examine opportunities created from the difficult market conditions of late with an expectation of continued success and improvement.

Please let us know if there is anything else we can do as a firm to better serve you!

Market Review

The equity markets kicked off the year in a very difficult environment for our strategy, as the market had been rising steadily for the last four months of 2010, putting valuations for many companies a bit higher than desired. As a result, our Fund lagged the market for the first couple months, but performed in line with our expectations. Thankfully, our discipline paid off as the market pulled back in February and March, propelling us to the top ten percentile in our Morningstar category. We participated as expected as the market rallied from the March lows to the late-April highs. Starting in late July, as the fiscal situation in Europe threatened to derail the global economy and create another financial crisis, the market dropped severely (roughly 20%), finishing September at its lows for the year. Unfortunately, with the severity and nature of the pullback, we experienced far more volatility in the Fund than we intended, leaving us near the bottom of our category to finish the fiscal year. The primary reasons for this include:

•

Volatility increased dramatically in the market, causing increased risk premiums and bid/ask spreads in most of our option positions. As our strategy is to sell options (short), these increased spreads negatively impacted the market value of our positions and our short position in the VIX (which we will discuss more later).

•

Systemic Risk increased, causing the correlation for most asset classes to converge. In addition, we saw panic and/or forced selling in the high dividend-paying parts of the market, which negatively impacted the market value of our dividend-paying positions.

•

Several of our individual positions suffered extreme pullbacks, causing us to experience the tail-risk to which our strategy is susceptible.

Camelot Premium Return Fund Commentary

Returns – The return for the Fund from inception of December 27, 2010 to September 30, 2011 was -12.51% (Class A shares at NAV)1 versus -8.65% for the S&P 500 Total Return Index.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had over $600,000 in realized gains spread out over dozens of positions, most of which were call and put options.  We also generated over $150,000 in interest and dividends.

Detractors – The primary detractors from performance were our positions in building materials/homebuilding (Cemex, USG Corp., Brookfield Residential Properties) and energy (First Solar, Apache Corp., Devon Energy Corp., Petro Brasileiro) as well as two of our largest individual positions: iPath S&P 500 VIX Short Term Futures ETN and American Capital Ltd. With the building materials/homebuilding and energy positions, we entered these positions well below recent highs at prices we believed were attractive. However, these positions were severely impacted by the pullback in the 3rd quarter, leading to significant drops in market value. We believe each of these positions has tremendous upside potential at this point with limited downside risk.

Our largest position was American Capital Ltd., which we added at prices we deemed very attractive. It too suffered market declines over the 3rd quarter and is currently selling for about half its book value. We are extremely confident in the management team at American Capital Ltd. and believe this position will eventually trade much closer to book value or even at a premium.

We took a short position in the Exchange Traded Fund (ETF), iPath S&P 500 VIX Short Term Futures ETN, as we believe it is one of the lowest risk/greatest return potential positions over the next 1-2 years, although it can experience significant market fluctuation in the short term. It is an ETF which tracks the VIX (Volatility Index), which is a gauge of investors’ expectations of future market volatility. We had a small position remaining as of late-July (after locking in some earlier gains). As the VIX spiked in early August, we added to our position. However, the VIX continued to spike through the end of September, leaving us with a substantial short-term unrealized loss, which we believe will reverse as the market volatility simply settles down.

New Positions – As this was our first fiscal year, all positions were initiated during this period.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold. However, no significant positions were eliminated due to changes in our assessment of the underlying investment.

Current Portfolio – As of fiscal year-end, our portfolio composition is more heavily weighted to dividend-paying stocks and covered call positions versus put positions. We expect this weighting to swing back and forth over time as markets fluctuate and different positions become more attractive.

Dividend – We were able to pay dividends in each of our first three quarters and had realized gains at the end of the fiscal year, which will likely cover our dividend for the fourth quarter of 2011. We hope to maintain a steady quarterly dividend of $0.13 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Final Remarks

Discipline is demonstrated in tough times and rewarded during the good times.  We make no predictions about when things will be good, bad or normal.  In fact, I do not believe it is possible to define “normalcy” with any precision.  As such, we simply remain disciplined to our strategy. We believe this gives us a high probability of continuing to meet your objectives for a long time to come.  We know that markets will continue to go up and down and believe a consistent discipline will ultimately reward you.

Deepest thanks to our amazing team for the continued research and collaboration that is the groundwork for successful management.

Most importantly, we thank all shareholders for your continued trust, may you have a blessed year ahead!

Kind Regards,

Darren T. Munn, CFA

Stephen L. Hanley

Sarah J. Berndt

Management Team

1 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  An investor's return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  See Total Return Table on the following page for additional return information.

CAMELOT PREMIUM RETURN FUND                                                                                ANNUAL REPORT

SEPTEMBER 30, 2011 (Unaudited)

COMPARISON OF A $10,000 INVESTMENT IN THE CAMELOT PREMIUM RETURN FUND CLASS A AND THE S&P 500 TOTAL RETURN INDEX

Average Annual Total Returns

		Commencement of Operations
		through September 30, 2011
Class A (1)	Without sales charge	(12.51)%
	With sales charge	(17.54)%
Class C (1)	Without contingent deferred sales charge	(12.91)%
	With contingent deferred sales charge	(13.78)%
S&P 500 Total Return Index (2)		(8.65)%

(1)

Camelot Premium Return Fund Class A and Class C shares commenced operations on December 27, 2010. Not Annualized.

(2)

Since inception return assumes inception date of December 27, 2010. Not Annualized.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be found by calling 1-855-226-3863.

The above graph depicts the performance of the Camelot Premium Return Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Camelot Premium Return Fund, which will not invest in certain securities comprising this index.

Total Fund operating expense ratios as stated in the current Fund prospectus dated December 27, 2010 were as follows:
Camelot Premium Return Fund Class A, gross of fee waivers or expense reimbursements	1.85%
Camelot Premium Return Fund Class A, after waiver and reimbursement	1.85%
Camelot Premium Return Fund Class C, gross of fee waivers or expense reimbursements	2.60%
Camelot Premium Return Fund Class C, after waiver and reimbursement	2.60%

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, 12b-1 fees and extraordinary expenses) at 1.50% through December 31, 2011. Total Gross Operating Expenses (Annualized) during the period since inception from December 27, 2010 through September 30, 2011 were 2.40% and 3.15% for the Camelot Premium Return Fund Class A and Class C shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosure during the period since inception from December 27, 2010 through September 30, 2011.

CAMELOT PREMIUM RETURN FUND

       ANNUAL REPORT

SEPTEMBER 30, 2011 (Unaudited)

Information About Your Fund’s Expenses - Camelot Premium Return Fund (the “Fund”)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments and the redemption fee imposed by the Fund for certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at 04/01/11 and held for the entire period of 04/01/11 through 09/30/11.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 04/01/11). You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 04/01/11 through 09/30/11.
Actual Fund Return (in parentheses)	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Expenses Paid During Period*
Camelot Premium Return Fund Class A (-15.25%)	$ 1,000.00	$ 847.50	$ 8.29
Camelot Premium Return Fund Class C (-15.56%)	$ 1,000.00	$ 844.40	$ 11.74

*Expenses are equal to the Fund’s annualized expense ratios of 1.79% and 2.54% for the Camelot Premium Return Fund Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Hypothetical 5% Fund Return	Beginning Account Value 04/01/11	Ending Account Value 09/30/11	Expenses Paid During Period**
Camelot Premium Return Fund Class A	$ 1,000.00	$ 1,016.10	$ 9.05
Camelot Premium Return Fund Class C	$ 1,000.00	$ 1,012.30	$ 12.81

**Expenses are equal to the Fund’s annualized expense ratios of 1.79% and 2.54% for the Camelot Premium Return Fund Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-855-226-3863. Please read it carefully before you invest or send money.

CAMELOT PREMIUM RETURN FUND
PORTFOLIO BREAKDOWN - SEPTEMBER 30, 2011 (Unaudited)	ANNUAL REPORT

Percentage of Net Assets
Common Stocks	58.21%
Agriculture	1.52%
Auto Manufacturers	1.18%
Banks	0.46%
Building Materials	2.08%
Commercial Services	1.38%
Computers	1.83%
Diversified Financial Services	1.08%
Electric	1.92%
Energy – Alternative Sources	1.71%
Entertainment	2.11%
Environmental Control	1.52%
Healthcare Products	2.94%
Home Builders	1.18%
Insurance	5.26%
Investment Companies	6.56%
Miscellaneous Manufacturing	1.98%
Pharmaceuticals	1.93%
Pipelines	3.69%
Real Estate	4.66%
Retail	4.99%
Semiconductors	1.21%
Software	1.61%
Telecommunications	4.29%
Trucking & Leasing	1.12%
Exchange-Traded Funds	14.67%
Debt Funds	14.67%
Mutual Funds	9.05%
Debt Funds	9.05%
Preferred Stock	9.57%
Banks	1.48%
Investment Companies	2.20%
Real Estate	5.89%
Short-Term Investments	34.20%
Investments Sold Short	(4.81%)
Equity Funds	(4.81%)
Call Options Written	(0.36%)
Put Options Written	(7.65%)
Other Liabilities in Excess of Assets, Net	(12.88%)
Net Assets	100.00%

 Percentages in the above table are based on market value of the Fund’s Net Assets as of September 30, 2011 and are subject to change.

CAMELOT PREMIUM RETURN FUND
SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2011		ANNUAL REPORT

	Shares	Value

COMMON STOCKS - (58.21%)

Agriculture - (1.52%)
Andersons, Inc.	5,000	$ 168,300

Auto Manufacturers - (1.18%)
Ford Motor Co. (a) *	13,500	130,545

Banks - (0.46%)
Citigroup, Inc.	2,000	51,240

Building Materials - (2.08%)
Cemex SAB de CV ADR (a)(c) *	30,400	96,064
USG Corp. (c) *	20,000	134,600
		230,664
Commercial Services - (1.38%)
Western Union Co.	10,000	152,900

Computers - (1.83%)
Lexmark International, Inc. - Class A (a) *	7,500	202,725

Diversified Financial Services - (1.08%)
Blackstone Group, L.P.	10,000	119,800

Electric - (1.92%)
Exelon Corp.	5,000	213,050

Energy - Alternative Sources - (1.71%)
First Solar, Inc. (a)(c) *	3,000	189,630

Entertainment - (2.11%)
Regal Entertainment Group - Class A (a)(c)	20,000	234,800

Environmental Control - (1.52%)
Republic Services, Inc.	6,000	168,360

Healthcare Products - (2.94%)
Medtronic, Inc.	5,000	166,200
Zimmer Holdings, Inc. *	3,000	160,500
		326,700

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2011		ANNUAL REPORT

	Shares	Value

COMMON STOCKS - (58.21%) (Continued)

Home Builders - (1.18%)
Brookfield Residential Properties, Inc. *	19,760	$ 131,404

Insurance - (5.26%)
Berkshire Hathaway, Inc. - Class B *	5,000	355,200
Hilltop Holdings, Inc. (a) *	10,000	72,100
PartnerRe Ltd.	3,000	156,810
		584,110
Investment Companies - (6.56%)
American Capital Ltd. *	60,000	409,200
Apollo Investment Corp.	20,000	150,400
Prospect Capital Corp. (c)	20,000	168,200
		727,800
Miscellaneous Manufacturing - (1.98%)
General Electric Co.	5,000	76,200
Griffon Corp. (a) *	17,500	143,150
		219,350
Pharmaceuticals - (1.93%)
Abbott Laboratories	2,000	102,280
Teva Pharmaceutical Industries Ltd. ADR	3,000	111,660
		213,940
Pipelines - (3.69%)
Energy Transfer Partners, L.P. (c)	10,000	410,100

Real Estate - (4.66%)
Annaly Capital Management, Inc. (c)	10,000	166,300
One Liberty Properties, Inc.	10,000	146,600
St Joe Co. (c) *	10,000	149,900
Two Harbors Investment Corp.	6,193	54,684
		517,484
Retail - (4.99%)
Men’s Wearhouse, Inc.	6,000	156,480
PF Chang’s China Bistro, Inc. (c)	1,000	27,240
Sears Holdings Corp. (a) *	3,000	172,560
Texas Roadhouse, Inc.	15,000	198,300
		554,580
Semiconductors - (1.21%)
Applied Materials, Inc. (a)	13,000	134,550

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2011		ANNUAL REPORT

	Shares	Value

COMMON STOCKS - (58.21%) (Continued)

Software - (1.61%)
Microsoft Corp. (a)	7,200	$ 179,208

Telecommunications - (4.29%)
Cisco Systems, Inc.	15,000	232,350
Frontier Communications Corp. (c)	40,000	244,400
		476,750
Trucking & Leasing - (1.12%)
Tal International Group, Inc. (a)	5,000	124,700

TOTAL COMMON STOCKS (Cost $8,103,875)		6,462,690

EXCHANGE-TRADED FUNDS - (14.67%)

Debt Funds - (14.67%)
Vanguard Short-Term Bond ETF	20,000	1,628,400

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,604,796)		1,628,400

MUTUAL FUNDS – (9.05%)

Debt Funds - (9.05%)
Lord Abbett Investment Trust - Short Duration Income Fund	222,763	1,004,662

TOTAL MUTUAL FUNDS (Cost $1,022,429)		1,004,662

PREFERRED STOCKS - (9.57%)

Banks - (1.48%)
Bank of America Corp., 6.20% - Series D	5,000	93,900
Wells Fargo & Company, 8.00% - Series J	2,563	70,688
		164,588
Investment Companies - (2.20%)
Ares Capital Corp., 7.75% 10/15/40 Series	10,000	244,000

Real Estate - (5.89%)
Apartment Investment Management Co. 7.75% - Series U	10,107	250,451
First Industrial Realty Trust, Inc. 7.25% - Series K	10,251	222,549
Vornado Realty Trust, 6.88% - Series J	7,000	181,090
		654,090

TOTAL PREFERRED STOCKS (Cost $1,051,443)		1,062,678

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2011		ANNUAL REPORT

	Shares	Value

SHORT-TERM INVESTMENTS - (34.20%)

Money Market Fund - (34.20%)
Fidelity Institutional Money Market Portfolio, Class I, 0.16% (b) (d)	3,731,654	$ 3,731,654
Fidelity Institutional Prime Money Market Portfolio, Class I, 0.13% (b)	65,317	65,317

TOTAL SHORT-TERM INVESTMENTS (Cost $3,796,971)		3,796,971

TOTAL INVESTMENTS (Cost $15,579,514) - 125.70%		13,955,401

TOTAL INVESTMENTS SOLD SHORT (Proceeds $313,894) - (-4.81%)		(533,700)

CALL OPTIONS WRITTEN (Proceeds $62,546) - (-0.36%)		(40,344)

PUT OPTIONS WRITTEN (Proceeds $362,292) - (-7.65%)		(849,375)

OTHER LIABILITIES IN EXCESS OF ASSETS, NET - (-12.88%)		(1,429,393)

NET ASSETS - 100.00%		$ 11,102,589

INVESTMENTS SOLD SHORT - (-4.81%)

EXCHANGE-TRADED NOTES - (-4.81%)

Equity Funds
iPath S&P 500 VIX Short-Term Futures ETN *	10,000	533,700
TOTAL EXCHANGE - TRADED NOTES (Proceeds $313,894)		$ 533,700

* Non-income producing security.
(a) A portion of the security is pledged as collateral for call options written.
(b) Rate shown represents the rate at September 30, 2011, is subject to change and resets daily.
(c) All or a portion of the security is out on loan at September 30, 2011. Total loaned securities had market value of $ 1,509,501 at September 30, 2011.
(d) All or a portion of the security is segregated as collateral for securities on loan at September 30, 2011. Total collateral had a market value of $ 1,753,452 at September 30, 2011
ADR – American Depositary Receipts
ETF – Exchange-Traded Fund
ETN – Exchange-Traded Note

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2011		ANNUAL REPORT

CALL OPTIONS WRITTEN (-0.36%)	Expiration Date - Exercise Price	Contracts (e)	Value
Cemex SAB ADR	10/22/2011 - $8.00	200	$ 2,000
Griffon Corp.	10/22/2011 - $10.00	100	1,500
iShares Barclays 20+ Year Treasury Bond Fund ETF	11/19/2011 - $115.00	20	14,700
Lexmark International, Inc - Class A	10/22/2011 - $32.00	46	460
Men’s Wearhouse, Inc.	11/19/2011 - $33.00	60	2,100
Microsoft Corp.	11/19/2011 - $27.00	72	3,384
Sears Holdings Corp.	12/17/2011 - $65.00	30	10,200
Texas Roadhouse, Inc.	12/17/2011 - $15.00	150	6,000
TOTAL CALL OPTIONS WRITTEN (Proceeds $62,546)			$ 40,344

PUT OPTIONS WRITTEN (-7.65%)
American Capital Ltd.	11/19/2011 - $10 .00	200	62,000
Apache Corp.	10/22/2011 - $125.00	15	67,575
Apple, Inc.	10/22/2011 - $385.00	10	20,100
BlackRock, Inc.	10/22/2011 - $185.00	15	56,100
Corporate Executive Board	12/17/2011 - $30.00	70	28,000
Covidien PLC	10/22/2011 - $50.00	40	25,200
Devon Energy Corp.	10/22/2011 - $80.00	30	70,350
Discover Financial Services	10/22/2011 - $23.00	100	12,500
General Electric Co.	10/22/2011 - $19.00	50	19,000
iPath S&P 500 VIX Short-Term Futures ETN	12/17/2011 - $34.00	100	45,000
iShares Barclays 20+ Year Treasury Bond Fund ETF	11/19/2011 - $110.00	20	2,620
Lexmark International, Inc - Class A	10/22/2011 - $28.00	50	9,350
Lowe’s Cos, Inc.	10/22/2011 - $25.00	200	117,000
Market Vectors Junior - Gold Miners ETF	11/19/2011 - $36.00	80	72,000
McDonald’s Corp.	12/17/2011 - $82.50	25	6,800
NetFlix, Inc.	12/17/2011 - $100.00	20	22,100
Norfolk Southern Corp.	12/17/2011 - $62.50	40	20,080
Owens-Illinois, Inc.	11/19/2011 - $17.00	100	27,500
Pepsico, Inc.	10/22/2011 - $65.00	30	9,750
Petroleo Brasileiro	10/22/2011 - $35.00	50	61,250
PF Chang’s China Bistro, Inc.	10/22/2011 - $45.00	40	75,600
Sprint Nextel Corp.	11/19/2011 - $3.50	300	19,500
TOTAL PUT OPTIONS WRITTEN (Proceeds $362,292)			$ 849,375

(e) One contract is equivalent to 100 shares of common stock.

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2011	ANNUAL REPORT

Assets:
Investments in securities, at value	$ 13,955,401
Deposits at broker	346,472
Receivables:
Dividends	35,092
Interest	4,413
Capital stock sold	33,860
Prepaid expenses	5,692
Total assets	14,380,930

Liabilities:
Securities sold short	533,700
Options written, at value	889,719
Payables:
Investments purchased	47,515
Securities loan payable (Note 1)	1,753,452
Fund shares redeemed	10,811
Distribution fees	10,699
Due to Advisor	7,655
Due to administrator and related parties	6,754
Other liabilities and accrued expenses	18,036
Total liabilities	3,278,341
Net Assets	$ 11,102,589

Net Assets consist of:
Paid-in capital	$ 13,149,080
Accumulated net realized gain on investments and options written	246,437
Undistributed net investment income	15,872
Net unrealized depreciation on investments and options written	(2,308,800)

Total Net Assets	$ 11,102,589

Investments in securities, at cost	$ 15,579,514
Investment in securities sold short, at proceeds	$ 313,894
Options written, at proceeds	$ 424,838

Class A shares:
Net assets	$ 10,985,018
Shares of beneficial interest outstanding (1)	1,298,541
Net asset value price per share	$ 8.46
Maximum offering price per share (2)	$ 8.98
Minimum redemption price per share (3)	$ 8.38

Class C shares:
Net assets	$ 117,571
Shares of beneficial interest outstanding (1)	13,962
Net asset value price per share	$ 8.42
Minimum redemption price per share (4)	$ 8.34

(1) Unlimited number of shares of beneficial interest authorized.
(2)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares.
(3)

Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(4)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
STATEMENT OF OPERATIONS	ANNUAL REPORT

For the Period Ended
September 30, 2011 (1)

Investment income:
Dividends (net of foreign tax withholding of $194)	$ 139,614
Securities lending income	6,623
Interest	9,424
Total investment income	155,661

Expenses:
Advisory fees (Note 5)	78,358
Distribution and/or service (12b-1) fees - Class A	19,488
Distribution and/or service (12b-1) fees - Class C	407
Administrator and related parties fees	40,415
Audit fees	14,000
Compliance officer compensation	9,066
Registration fees	7,339
Custody fees	4,813
Trustees' fees	2,815
Miscellaneous	2,712
Pricing fees	2,611
Legal fees	2,394
Interest expense	2,356
Insurance fees	940
Printing fees	500
Networking fees	142
Total expenses	188,356
Less: fees waived (Note 5)	(48,567)
Net expenses	139,789

Net investment income	15,872

Realized and unrealized gain/(loss) on investments:
Net realized gain on investments	76,709
Net realized gain on securities sold short	34,932
Net realized gain on options written	514,801
Net unrealized depreciation on investments	(1,624,113)
Net unrealized depreciation on securities sold short	(219,806)
Net unrealized depreciation on options written	(464,881)
Net realized and unrealized loss on investments	(1,682,358)

Net decrease in net assets resulting from operations	$ (1,666,486)

(1)	Camelot Premium Return Fund commenced operations on December 27, 2010.

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS	ANNUAL REPORT

For the Period Ended
September 30, 2011 (1)

Increase in Net Assets
Operations:
Net investment income	$ 15,872
Net realized gain on investments, securities sold short and options written	626,442
Net unrealized depreciation on investments,
securities sold short and options written	(2,308,800)
Net decrease in net assets resulting from operations	(1,666,486)

Distributions to shareholders from:
Realized gains - Class A	(377,677)
Realized gains - Class C	(2,328)
Total distributions to shareholders	(380,005)

Increase in net assets from capital share
transactions (Note 2)	13,149,080

Total increase in net assets	11,102,589

Net Assets:
Beginning of period	-
End of period	$ 11,102,589
Undistributed net investment income	$ 15,872

(1)	Camelot Premium Return Fund commenced operations on December 27, 2010.

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout the Period		ANNUAL REPORT

	Class A		Class C

	For the Period Ended		For the Period Ended
	September 30, 2011 (1)		September 30, 2011 (1)

Net Asset Value, Beginning of Period	$ 10.00		$ 10.00

Investment Operations:
Net investment income *	0.02		0.01
Net realized and unrealized loss on
investments	(1.24)		(1.27)
Total from investment operations	(1.22)		(1.26)

Distributions from:
Net realized capital gains	(0.32)		(0.32)
Total distributions	(0.32)		(0.32)

Net Asset Value, End of Period	$ 8.46		$ 8.42

Total Return (a)	(12.51)%		(12.91)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$ 10,985		$ 118

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed (b)	2.40%	(c)	3.15%	(c)
After fees waived and expenses absorbed (b)	1.78%	(c)	2.53%	(c)

Ratio of net investment income/(loss) to average net assets:
Before fees waived and expenses absorbed (b)	(0.42%)	(c)(d)	(0.48%)	(c)(d)
After fees waived and expenses absorbed (b)	0.20%	(c)(d)	0.14%	(c)(d)

Portfolio turnover rate	27.25%	(e)	27.25%	(e)

(1)		Camelot Premium Return Fund commenced operations on December 27, 2010.
(a)		Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(b)		These ratios exclude the impact of the expenses of the underlying securities.
(c) Annualized.
(d)		The ratios include 0.03% for the period ended September 30, 2011 attributed to interest expense.
(e) Not annualized.

*       Net investment income per share is based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-two series. These financial statements include the following series: Camelot Premium Return Fund (the “Fund”). The Fund is registered as non-diversified. The Fund’s investment advisor is Camelot Portfolios, LLC (the “Advisor”).

Camelot Premium Return Fund commenced operations on December 27, 2010. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation.

The Fund offers two classes of shares, Class A and Class C. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Investment Valuation - The net asset values per share of the Fund are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings; (e) option contracts are valued at their last sale price, or, if there were no sales on that day, purchased contracts are valued at their last reported current bid price and written contracts are valued at their last reported current ask price. All these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing services are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of September 30, 2011:

Assets

Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Common Stocks (b)	$ 6,462,690	$ -	$ 6,462,690
Exchange-Traded Funds(b)	1,628,400	-	1,628,400
Short-Term Investments	-	3,796,971	3,796,971
Mutual Funds	1,004,662	-	1,004,662
Preferred Stocks	1,062,678	-	1,062,678
Total	$ 10,158,430	$ 3,796,971	$ 13,955,401

Liabilities
Security Classifications (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Total
Exchange-Traded Notes (b)	$ (533,700)	$ -	$ (533,700)
Call Options Written	(40,344)	-	(40,344)
Put Options Written	(849,375)	-	(849,375)
Total	$ (1,423,419)	$ -	$ (1,423,419)

(a) As of and during the period since inception from December 27, 2010 through September 30, 2011, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, no reconciliation of assets and liabilities in which significant unobservable inputs (Level 3) were used in determining fair value is presented.

(b) All common stock and exchange-traded funds/notes held by the Fund are Level 1 securities. For a detailed break-out of both by major industry classification, please refer to the Schedule of Investments.

During the period ended September 30, 2011, no securities were fair valued.

a)

Accounting for Options - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Advisor may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Advisor believes adverse market, political or other conditions are likely. The Advisor may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Fund purchases an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The locations on the statement of assets and liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Derivatives Not Accounted for as Hedging Instruments under GAAP	Location of Derivatives on Statement of Assets and Liabilities	Value of Liability Derivatives
Call options written	Options written, at value	$ 40,344
Put options written	Options written, at value	849,375
Total		$ 889,719

The effect of derivative instruments on the Statement of Operations for the period ended September 30, 2011 was as follows:

Derivatives Not Accounted for as Hedging Instruments under GAAP	Location of Gain (Loss) on Derivatives recognized in income	Realized and Unrealized Gain (Loss) on Derivatives recognized in income
Call options written	Net unrealized depreciation on options written	$ 22,202
Put options written	Net unrealized depreciation on options written	(487,083)

Call options written	Net realized gain on options written	32,333

Put options written	Net realized gain on options written	482,468
Total		$ 49,920

c)

Short Sales - The Fund may sell securities short.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decrease or increase between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities that have been sold.

d)

Federal Income Tax - The Fund intends to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period since inception from December 27, 2010 through September 30, 2011, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the statement of operations. As of September 30, 2011, the Fund did not incur any interest or penalties. As required, management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax periods and has concluded that no provision for income tax is required in these financial statements. No examination of the Fund’s tax return is presently in progress.

e)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

h)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)

Redemption fees and sales charges (loads) - The Fund does not charge redemption fees. A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period since inception from December 27, 2010 through September 30, 2011 there were no CDSC fees paid to the Advisor.

k)

Security Loans - The Fund has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)

CAPITAL SHARE TRANSACTIONS

At September 30, 2011, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Fund were as follows:

				Net
	Sold	Redeemed	Reinvested	Increase
For the period ended:
September 30, 2011 (1)
Class A
Shares……………………………	1,372,918	(85,730)	11,353	1,298,541
Value…………………………….	$ 13,747,185	$ (848,455)	$ 107,972	$ 13,006,702
Class C
Shares……………………………	13,704	-	258	13,962
Value…………………………….	$ 140,050	$ -	$ 2,328	$ 142,378

(1) The Fund commenced operations on December 27, 2010.

(3)

INVESTMENT TRANSACTIONS

For the period since inception from December 27, 2010 through September 30, 2011, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 13,653,320	$ 1,419,815

There were no government securities purchased or sold during the period.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(4)

OPTIONS WRITTEN

A summary of option contracts written by the Fund during the period since inception from December 27, 2010 through September 30, 2011 were as follows:

	Call Options
	Number of Options*	Option Premiums

Options outstanding at beginning of period	-	$ -
Options written	1,275	112,337
Options covered	-	-
Options exercised	(222)	(17,458)
Options expired	(375)	(32,333)
Options outstanding at end of period	678	$ 62,546

	Put Options
	Number of Options*	Option Premiums

Options outstanding at beginning of period	-	$ -
Options written	9,212	1,391,900
Options covered	(246)	(82,529)
Options exercised	(3,798)	(502,623)
Options expired	(3,583)	(444,456)
Options outstanding at end of period	1,585	$ 362,292

* One option contract is equivalent to one hundred shares of common stock.

(5)           ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Camelot Portfolios LLC is the Advisor to the Fund pursuant to the terms of the Investment Advisory Agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Advisor provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its services under the Advisory Agreement, the Advisor is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Advisory Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the period ended September 30, 2011, advisory fees of $78,358 were incurred by the Fund, before the waiver and reimbursement described below, with $7,655 remaining payable to the Advisor at September 30, 2011.

The Advisor and the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.50% for all classes of the Fund’s shares through December 31, 2011. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the period ended September 30, 2011, the Advisor waived advisory fees of $48,567. As of September 30, 2011, the Advisor may recapture $48,567 of waived advisory fees no later than September 30, 2014.

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(5)           ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS (Continued)

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with Matrix 360 Administration, LLC (“Matrix”). Pursuant to the Services Agreement, Matrix provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services. For Matrix’s services, the Fund pays Matrix a base fee of $15,000 annually, an annualized asset-based fee of 0.15% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses.  For the period since inception from December 27, 2010 through September 30, 2011, the Fund incurred $28,822 in service fees, including out-of-pocket expenses, with $4,374 remaining payable at September 30, 2011.

Pursuant to the Services Agreement, Matrix will provide chief compliance officer services to the Fund. For these services Matrix will receive a $12,000 per year base fee per Fund. For the period since inception from December 27, 2010 through September 30, 2011, Matrix earned compliance fees of $9,066, with $1,000 remaining payable at September 30, 2011.

Abbington Capital Group, LLC (“Abbington”) provides the Fund with various management and administrative services. For these services, the Fund pays Abbington a base fee of $5,000 annually, an annual asset-based fee of 0.10% of net assets up to $100 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. For the period since inception from December 27, 2010 through September 30, 2011, the Fund incurred $11,593 in service fees, with $1,380 remaining payable at
September 30, 2011.

 Matrix Capital Group, Inc. acts as Distributor of the Fund’s shares. Shares of the Fund are offered to the public on a continuous basis, but the Trust reserves the right to discontinue offering shares of the Fund at any time.

Certain officers of the Fund are officers and/or employees of Matrix.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, pursuant to which the Fund will pay to the Advisor a monthly fee for distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Advisor may, in turn, pay such fees to dealers and other financial service organizations for eligible services provided by those parties to the Fund. The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

For the period ended September 30, 2011, the Advisor received $4,074 in underwriter concessions from the sale of shares of the Fund.

(6)

TAX MATTERS

For U.S. federal income tax purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments at September 30, 2011 for the Fund was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 14,859,210	$ 105,238	$ (2,432,466)	$ (2,327,228)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

 As of September 30, 2011, the components of distributable earnings on a tax basis was as follows:

	Undistributed	Undistributed	Total
Unrealized	Ordinary	Capital	Distributable
(Depreciation)	Income	Gains	Earnings
$ (2,327,228)	$ 274,881	$ 5,856	$ (2,046,491)

CAMELOT PREMIUM RETURN FUND

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

ANNUAL REPORT

(6)

TAX MATTERS (Continued)

The undistributed ordinary income and capital gains shown above differ from corresponding undistributed net investment income and accumulated net realized gain figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of wash sales.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The information set forth below is for the Fund’s fiscal year as required by federal securities laws. The tax character of dividends and distributions paid during period ended September 30, 2011 are as follows:

Ordinary Income
$ 380,005

 (7)

UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Fidelity Institutional Money Market Portfolios (“Fidelity”). The Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders. The performance of the Fund may be directly affected by the performance of Fidelity. As of September 30, 2011, 34.20% of the Fund’s net assets were invested in Fidelity.

(8)

OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(9)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2011, FOLIOFN Investments, Inc. and Charles Schwab and Co., Inc. Special Custody Account for the Exclusive Benefit of Customers held 68% and 25%, respectively of the voting securities of the Fund and may be deemed to control the Fund.

(10)

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

(11)        RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Camelot Premium Return Fund and

the Board of Trustees of Mutual Fund Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Camelot Premium Return Fund, a series of shares of beneficial interest of Mutual Fund Series Trust, as of September 30, 2011, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 27, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Camelot Premium Return Fund as of September 30, 2011 and the results of its operations, the changes in its net assets, and its financial highlights for the period December 27, 2010 (commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 23, 2011

CAMELOT PREMIUM RETURN FUND

Additional Information (Unaudited)

SEPTEMBER 30, 2011

ANNUAL REPORT

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3863; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3863; and on the Commission’s website at http://www.sec.gov.

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-477-7373.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office/ Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held During Past 5 Years
Independent Trustees
Tobias Caldwell c/o Mutual Fund Series Trust (formerly known as Catalyst Funds) 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1967	Trustee	Indefinite/ Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	22	None

Tiberiu Weisz c/o Mutual Fund Series Trust (formerly known as Catalyst Funds) 630 Fitzwatertown Rd. Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1949	Trustee	Indefinite/ Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	22	None

Dr. Bert Pariser c/o The MITCU Corp. 860 East Broadway Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Indefinite/ Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	22	None
Interested Trustees and Officers
Jerry Szilagyi * 5 Abbington Drive Lloyd Harbor, NY 11743 Year of Birth: 1962	Trustee	Indefinite/ Since 7/2006	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.	22	None
Christopher Anci 420 Lexington Avenue Suite 601 New York, NY 10170 Year of Birth: 1968	President	Indefinite/ Since 6/2006	Various positions with Matrix Capital Group, Inc., the Fund’s underwriter, since 1996 (its President since 2004); President of LM Anderson Securities, a broker-dealer, since 2002.	N/A	N/A
* Jerry Szilagyi is deemed an interested Trustee because he is an officer of Catalyst Capital Advisors, LLC, the investment manager of several series of the Trust.
TRUSTEES AND OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office/ Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships Held During Past 5 Years
Interested Trustees and Officers (Continued)
David F. Ganley 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090 Year of Birth: 1947	Secretary, Treasurer, Principal Financial Officer and Chief Compliance Officer (CCO)	One Year/ Secretary since 2006; Treasurer since 2006; CCO since 2007	Senior V.P. of Matrix Capital Group, Inc. since 2005.	N/A	N/A

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Manager will receive no salary or fees from the Trust. Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal period ended
September 30, 2011.

Name of Trustee[1]	Aggregate Compensation From the Camelot Premium Return Fund	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Camelot Premium Return Fund Paid to Trustees
Independent Trustees
Tobais Caldwell	$919	Not Applicable	Not Applicable	$919
Tiberiu Weisz	$750	Not Applicable	Not Applicable	$750
Bert Pariser	$750	Not Applicable	Not Applicable	$750
Interested Trustees
Jerry Szilagyi	None	Not Applicable	Not Applicable	None

1 Each of the Trustees and Officers serves as a Trustee or Officer to the twenty-two portfolios of the Trust.

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Mutual Fund Series Trust

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

ADVISOR

Camelot Portfolios, LLC

1700 Woodlands Drive

Suite 100

Maumee, Ohio 43537

ADMINISTRATOR & TRANSFER AGENT

Matrix 360 Administration, LLC

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

DISTRIBUTOR

Matrix Capital Group, Inc.

420 Lexington Avenue

New York, NY, 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 S. High ST.

Suite 1700

Columbus, Ohio 43215

CUSTODIAN BANK

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ITEM 2.

CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

 Trust Series

     2011

        2010

Camelot Premium Return Fund

           11,000

       0

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2011	2010
Camelot Premium Return Fund	2,000	0

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2011 and September 30, 2010 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2011 and September 30, 2010 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.

SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.

EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)         Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

/s/ Christopher F. Anci_____________

By Christopher F. Anci
President,
Date: December 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Christopher F. Anci_____________

By Christopher F. Anci
President
Date: December 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ David F. Ganley_________________

By David F. Ganley
Treasurer
Date: December 5, 2011